                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22043

                  Van Kampen Dynamic Credit Opportunities Fund
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


                   522 Fifth Avenue, New York, New York 10036
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
                   522 Fifth Avenue, New York, New York 10036
--------------------------------------------------------------------------------

                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 7/31

Date of reporting period: 1/31/08

Item 1. Reports to Shareholders.

The Fund's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Dynamic Credit Opportunities Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of January 31, 2008.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF THE FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

       AN INVESTMENT IN SENIOR LOANS IS SUBJECT TO CERTAIN RISKS SUCH AS LOAN DEFAULTS AND ILLIQUIDITY DUE TO INSUFFICIENT COLLATERAL BACKING.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

PERFORMANCE SUMMARY as of 1/31/08

DYNAMIC CREDIT OPPORTUNITIES FUND
SYMBOL: VTA
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (6/26/07)           -12.35%       -26.38%

6-month                              -5.37        -15.73
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The NAV per share is determined by dividing the value of the fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the fund's dividend reinvestment plan, and sale of all shares at the end of the period.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2008

MARKET CONDITIONS

U.S. economic growth, as measured by gross domestic product (GDP), rose 4.9 percent in the third quarter of 2007, well above the 3.8 percent posted during the second quarter. However, advance estimates at the end of the reporting period show GDP expanded just 0.6 percent in the fourth quarter. The economic slowdown translated into slower earnings growth for many corporate borrowers within the senior loan market.

The six-month period under review was challenging for the senior loan market, as it was for virtually all non-government bond sectors. The turmoil and uncertainty that began in early summer persisted throughout the period as dislocations stemming from the problems in the subprime mortgage arena permeated the fixed income markets, leading to a significant contraction in credit and liquidity. In an effort to spur the economy and ease the liquidity crunch, the Federal Open Market Committee (the "Fed") lowered the target federal funds rate a total of 2.25 percentage points during the reporting period, bringing the rate to 3.00 percent as of the end of January. Although the Fed's moves did bring some stability to the markets, it was relatively short-lived and riskier assets continued to struggle as investors fled to high-quality securities.

The broad reassessment of risk pricing in the credit markets, coupled with the significant decline in market liquidity, put considerable pressure on senior loan prices. Although the market experienced a brief respite in September and October, when loan values rose, a subsequent significant decline in demand and rise in supply pushed loan values lower again. Demand for collateralized loan obligations (CLOs) in particular, which had until recently accounted for up to 60 percent of purchases in the senior loan market, evaporated almost entirely in the latter half of the year. At the same time, following the run up of prices in October, a significant amount of new deals were launched. This technical demand/supply imbalance in the market, coupled with the tightening of lending standards, have in our view been the primary drivers of the volatility in the senior loan market over the past several months. Increased selling by retail and relative value investors has also pressured loan prices. Nonetheless, default rates remain well below the historical average, though they have trended upward slightly in recent weeks, and the overall fundamentals of the senior loan market, in our opinion, remain intact.

PERFORMANCE ANALYSIS

The Fund's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. For the six months ended January 31, 2008, the Fund returned -15.73% percent on a market price basis and -5.37% percent on an NAV basis.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2008

---------------------------------------
      BASED ON         BASED ON
        NAV          MARKET PRICE

       -5.37%          -15.73%
---------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information.

Although the past several months have certainly been challenging for investors, we have not seen a meaningful decline in the credit quality of the portfolio and we continue to see relatively strong earnings from the companies in which we have invested. From a portfolio construction standpoint, the launch of the Fund came at an opportune time. We had put together a model portfolio that we believed would reach the yield we were seeking, and given the environment at the time of the launch, we were able to buy assets at prices that we expected would meet that yield hurdle. We have positioned the portfolio defensively, generally avoiding sectors or industries that we believe are vulnerable to cyclical economic downturns. For example, we remain cautious about auto and airline industries because of their susceptibility to high fuel prices. Given the decline in the residential housing market, we have also generally avoided investments in the building and real estate sectors. We have been very selective regarding investments in the health care industry, particularly those assets with inherent reimbursement and regulatory risks, but have found pockets of attractive opportunities in sub-sectors that are not exposed to these risks.

As of the end of the reporting period, approximately one-third of the Fund's assets were invested internationally, primarily in Europe, and 100 percent of this exposure to non-dollar assets was hedged into U.S. dollars, which effectively eliminated currency risk in the portfolio. The international allocation is managed by the fund's subadvisor, Avenue Europe International Management, L.P., and may change over time depending upon where we find the most attractive opportunities. Avenue Capital generally invests its portion of the Fund's assets in obligations with total yields at the time of purchase below an applicable benchmark plus a credit spread set from time to time by Avenue Capital (the "Avenue-Credit Thresholds"). The Avenue-Credit Thresholds shall be determined periodically by Avenue Capital, in its sole discretion, as the markets change. As of the date of this Semiannual Report, the Avenue-Credit Thresholds for floating rate obligations based on LIBOR are those obligations with total yields below LIBOR plus 500 basis points.

The Fund was fully invested at period end, and we have begun to opportunistically deploy leverage in an effort to enhance the Fund's yield. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed-income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans adjusts to changes in interest rates, as do the rates which determine the Fund's borrowing costs. (Similarly, should short-term rates fall, borrowing costs would also decline. Of course, the Fund's portfolio, though, also will generate less income when interest rates decline.) We might reduce leverage in periods of weaker credit quality conditions to prevent magnifying erosion of the Fund's net asset value.

Given that default rates remain low and credit quality is still generally strong, there have been few opportunities to buy distressed debt where the return potential sufficiently compensated us for the risk involved. As a result, the Fund's portfolio had very limited exposure to distressed securities. However, if the economic cycle changes and defaults rise, as we expect they may, we can reposition the Fund to take advantage of opportunities in distressed securities by increasing exposure there.

Although it has been a very difficult period, it has created certain opportunities. Loans coming to market today are offering better spreads and stronger credit structures than we have seen in the past few years. These more investor-friendly terms may lead to attractive risk/reward characteristics for investors going forward. In addition, merger and acquisition activity continues, which has historically meant greater opportunities for senior secured lenders. The emergence of a large number of non-public funds seeking to acquire portions of loans currently held by banks is encouraging as well, as it may serve to reduce the supply overhang and therefore relieve some of the downward pressure on prices in the market. Overall, we believe the value in the senior loan market remains compelling.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 1/31/08
Printing & Publishing                                            10.6%
Beverage, Food & Tobacco                                          5.2
Buildings & Real Estate                                           5.1
Finance                                                           5.1
Non-Durable Consumer Products                                     4.7
Chemicals, Plastics & Rubber                                      4.5
Hotels, Motels, Inns & Gaming                                     4.3
Healthcare                                                        4.1
Electronics                                                       4.0
Telecommunications--Wireless                                      4.0
Entertainment & Leisure                                           3.9
Telecommunications--Equipment & Services                          3.9
Broadcasting--Cable                                               3.5
Containers, Packaging & Glass                                     3.4
Retail--Stores                                                    2.8
Mining, Steel, Iron & Non-Precious Metals                         2.5
Business Equipment & Services                                     2.4
Broadcasting--Television                                          2.0
Automotive                                                        2.0
Utilities                                                         1.8
Insurance                                                         1.6
Transportation--Cargo                                             1.5
Medical Products & Services                                       1.4
Construction Material                                             1.2
Natural Resources                                                 1.1
Home & Office Furnishings, Housewares & Durable Consumer
  Products                                                        1.0
Health & Beauty                                                   1.0
Telecommunications--Local Exchange Carriers                       1.0
Broadcasting--Radio                                               0.9
Education & Child Care                                            0.8
Retail--Specialty                                                 0.8
Restaurants & Food Service                                        0.7
Aerospace/Defense                                                 0.7
Paper & Forest Products                                           0.7
Broadcasting--Diversified                                         0.6
Ecological                                                        0.5
Diversified Manufacturing                                         0.4
Textiles & Leather                                                0.4
Retail--Oil & Gas                                                 0.4
Transportation--Personal                                          0.4
Farming & Agriculture                                             0.4
Pharmaceuticals                                                   0.3
Machinery                                                         0.2
                                                                -----
Total Long-Term Investments                                      97.8
Short-Term Investments                                            2.2
                                                                -----
Total Investments                                               100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Summary of investments by industry classification percentages are as a percentage of total investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 341-2929.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 341-2929 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT                                                            STATED
(000)       BORROWER                         COUPON             MATURITY*            VALUE
-----------------------------------------------------------------------------------------------
            VARIABLE RATE** SENIOR LOAN INTERESTS  113.1%
            AEROSPACE/DEFENSE  1.0%
$  4,455    DeCrane Aircraft Holdings,
            Inc., Term Loan...........        7.40%              02/21/13        $    4,299,511
   2,432    IAP Worldwide Services,
            Inc., Term Loan...........        11.13              12/30/12             2,160,038
   3,667    Sequa Corp., Term Loan....        8.08               12/03/14             3,504,721
   3,000    Wesco Aircraft Hardware
            Corp., Term Loan..........        10.58              03/28/14             2,932,500
                                                                                 --------------
                                                                                     12,896,770
                                                                                 --------------
            AUTOMOTIVE  2.8%
  24,874    Ford Motor Co., Term
            Loan......................        8.00               12/15/13            21,844,226
   5,601    Metokote Corp., Term
            Loan......................    6.25 to 7.84           11/27/11             5,096,468
   1,333    Navistar International
            Corp., Revolving Credit
            Agreement.................    6.50 to 8.32           01/19/12             1,211,111
   3,667    Navistar International
            Corp., Term Loan..........        6.50               01/19/12             3,330,554
   1,332    Precision Partners, Inc.,
            Term Loan.................        8.33               10/27/13             1,212,466
   1,938    Textron Fastening Systems,
            Term Loan.................        8.33               08/11/13             1,860,181
                                                                                 --------------
                                                                                     34,555,006
                                                                                 --------------
            BEVERAGE, FOOD & TOBACCO  7.2%
  10,466    Birds Eye Foods
            Investments, Inc., Term
            Loan (b)..................        9.70               07/11/12             9,576,622
   5,271    Coleman Natural Foods,
            LLC, Term Loan............        9.50               08/22/12             4,730,398
   7,972    Culligan International
            Co., Term Loan............    5.56 to 7.08           11/24/12             7,291,449
   9,952    Dole Food Co., Inc., Term
            Loan......................    6.00 to 7.13           04/12/13            11,369,421
  10,000    DSW Holdings, Inc., Term
            Loan......................        8.60               03/07/12             9,400,000
  15,000    Farley's & Sathers Candy
            Co., Inc., Term Loan......   12.57 to 12.91          03/24/11            14,925,000
kr27,307    Findus Ab, Term Loan
            (Sweden)..................    7.18 to 7.68           11/15/15             4,068,738
E  3,185    Foodvest Ltd., Term Loan
            (Sweden)..................    7.03 to 7.53           03/17/14             4,474,521
$  5,000    FSB Holdings, Inc., Term
            Loan......................        10.94              03/29/14             4,700,000

 8                                             See Notes to Financial Statements

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                            STATED
(000)       BORROWER                         COUPON             MATURITY*            VALUE
-----------------------------------------------------------------------------------------------
            BEVERAGE, FOOD & TOBACCO (CONTINUED)
$ 16,930    Pinnacle Foods Finance,
            LLC, Term Loan............    7.48 to 7.59%          04/02/14        $   15,321,650
   3,404    Southern Wine & Spirits of
            America, Inc., Term
            Loan......................        6.34               05/31/12             3,378,222
                                                                                 --------------
                                                                                     89,236,021
                                                                                 --------------
            BROADCASTING--CABLE  4.8%
  25,725    Charter Communications
            Operating, LLC, Term
            Loan......................    5.26 to 7.34     03/06/14 to 09/06/14      22,002,679
  19,087    CSC Holdings, Inc., Term
            Loan......................        6.40               02/24/12            17,710,940
   1,496    CW Media Holdings, Inc.,
            Term Loan (Canada)........        8.08               02/15/15             1,451,363
E 12,000    Kabel Baden-Wuerttemburg,
            Term Loan (Germany).......    7.38 to 7.88     09/27/14 to 09/27/15      16,251,481
$  2,992    Knology, Inc., Term
            Loan......................        6.95               06/30/12             2,738,120
                                                                                 --------------
                                                                                     60,154,583
                                                                                 --------------
            BROADCASTING--DIVERSIFIED  0.8%
   8,100    Alpha Topco, Ltd., Term
            Loan (United Kingdom).....    7.09 to 8.22     12/31/13 to 06/30/14       7,506,563
   2,591    NEP II, Inc., Term Loan...        7.11               02/16/14             2,450,823
                                                                                 --------------
                                                                                      9,957,386
                                                                                 --------------
            BROADCASTING--RADIO  1.3%
   1,995    CMP Susquehanna Corp.,
            Term Loan.................    5.30 to 6.44           05/05/13             1,762,857
   7,995    Emmis Operating Co., Term
            Loan......................        6.84               11/01/13             7,280,447
   3,500    NextMedia Operating, Inc.,
            Term Loan.................        7.77               11/15/13             4,117,500
   2,992    Spanish Broadcasting
            System, Inc., Term Loan...        6.58               06/11/12             2,723,000
                                                                                 --------------
                                                                                     15,883,804
                                                                                 --------------
            BROADCASTING--TELEVISION  2.8%
  11,663    New Vision Television,
            Term Loan.................    8.13 to 11.63    11/01/13 to 11/01/14      10,975,094
  28,993    Univision Communications,
            Inc., Term Loan...........    5.49 to 5.52           09/29/14            23,922,478
                                                                                 --------------
                                                                                     34,897,572
                                                                                 --------------
            BUILDINGS & REAL ESTATE  4.2%
   2,000    El Ad IDB Las Vegas LLC,
            Term Loan.................        8.41               08/10/08             1,820,000
   2,000    Forestar Real Estate
            Group, Inc., Term Loan....        8.32               12/01/10             1,980,000
   2,984    Ginn LA CS Borrower, LLC,
            Term Loan.................    8.23 to 8.33           06/08/11             2,424,900

See Notes to Financial Statements                                              9

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                            STATED
(000)       BORROWER                         COUPON             MATURITY*            VALUE
-----------------------------------------------------------------------------------------------
            BUILDINGS & REAL ESTATE (CONTINUED)
$  4,500    Ginn LA CS Borrower, LLC,
            Term Loan (b).............       12.33%              06/08/12        $    2,714,999
   3,000    Kuilima Resort Co., Term
            Loan (c)..................        11.50              09/30/11               870,000
   5,000    Kyle Acquisition Group,
            LLC, Term Loan............        6.81         07/20/08 to 07/20/10       3,637,500
   3,000    Lake At Las Vegas Joint
            Venture, LLC, Term Loan...        11.00              01/24/08             3,000,000
  13,645    Lake at Las Vegas Joint
            Venture, LLC, Term Loan
            (b).......................   15.10 to 15.30          06/20/12             6,390,488
   1,806    Lake Las Vegas Resort,
            Revolving Credit Agreement
            (b).......................        15.10              06/20/12               845,601
   2,691    Landsource Communities
            Development, LLC, Term
            Loan......................    9.75 to 9.77           02/27/13             2,101,278
   3,000    Metroflag BP, LLC, Term
            Loan......................        13.02              07/06/09             2,700,000
   2,000    North Las Vegas, Term
            Loan......................        11.52              05/30/12               700,000
   2,994    Pivotal Promontory, Term
            Loan......................        9.75               08/31/10             2,394,988
   2,000    Pivotal Promontory, Term
            Loan (c)..................        11.50              08/31/11               550,000
   2,985    Realogy Corp., Term
            Loan......................    7.45 to 7.51           10/10/13             2,516,728
   4,000    Re/Max International,
            Inc., Term Loan...........        6.79               12/17/12             3,600,000
   4,735    Rhodes Ranch General
            Partnership, Term Loan....    8.33 to 12.58    11/21/10 to 11/21/11       2,997,647
   2,977    Shea Capital I, LLC, Term
            Loan......................        6.83               10/27/11             2,740,064
   2,338    Shea Mountain House, LLC,
            Term Loan.................        5.27               05/11/11             1,894,081
   2,000    Standard Pacific Corp.,
            Term Loan.................        6.66               05/05/13             1,445,000
   2,496    Tamarack Resort, LLC, Term
            Loan......................    8.18 to 10.25          05/19/11             2,184,194
   1,489    TOUSA, Inc., Term Loan (d)...       8.27             07/31/12             1,410,600
   1,688    WCI Communities, Inc.,
            Term Loan.................        9.66               12/23/10             1,494,141
                                                                                 --------------
                                                                                     52,412,209
                                                                                 --------------

 10                                            See Notes to Financial Statements

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                            STATED
(000)       BORROWER                         COUPON             MATURITY*            VALUE
-----------------------------------------------------------------------------------------------
            BUSINESS EQUIPMENT & SERVICES  3.3%
$ 10,977    Edwards (Cayman Islands
            II) Ltd., Term Loan.......   7.08 to 10.83%    05/31/14 to 11/30/14  $    8,641,197
   2,000    HydroChem Industrial
            Services, Inc., Term
            Loan......................        10.62              07/12/14             1,970,000
   3,985    NCO Financial Systems,
            Term Loan.................    7.83 to 8.00           05/15/13             3,769,073
   4,975    RGIS Services, LLC, Term
            Loan......................    5.74 to 5.77           04/30/14             4,353,125
   3,985    SMG Holdings, Inc., Term
            Loan......................    7.73 to 8.31           07/27/14             3,865,438
  19,899    VNU, Inc., Term Loan......    6.66 to 7.15           08/09/13            18,445,540
                                                                                 --------------
                                                                                     41,044,373
                                                                                 --------------
            CHEMICALS, PLASTICS & RUBBER  6.2%
   5,985    Arizona Chemical Co., Term
            Loan......................    7.08 to 10.57    02/28/13 to 02/28/14       5,017,068
E 10,757    Borsodchem, Term Loan
            (Hungary).................    6.98 to 7.48     09/19/14 to 09/09/15      15,560,353
$  5,000    Brenntag Holdings, GMBH &
            Co. KG, Term Loan
            (Germany).................        7.79               07/17/15             4,675,000
   4,952    Fibervisions Delaware
            Corp., Term Loan..........        9.08               03/31/13             4,184,307
  10,000    Foamex L.P., Term Loan....        9.01               02/12/14             8,150,000
   5,482    Hexion Specialty
            Chemicals, Inc., Term
            Loan......................    7.00 to 7.19           05/05/13             5,641,329
E  2,970    Ineos Group Holdings,
            Plc., Term Loan (United
            Kingdom)..................    7.24 to 7.74           12/01/13             4,004,147
E 12,753    Momentive Performance,
            Term Loan.................        6.69               12/14/13            16,945,484
$  5,000    Univar, Term Loan.........        7.89               10/11/14             4,862,500
  14,000    Wellman, Inc., Term
            Loan......................    8.91 to 11.66    02/10/09 to 02/10/10       7,653,336
                                                                                 --------------
                                                                                     76,693,524
                                                                                 --------------
            CONSTRUCTION MATERIAL  1.6%
   1,990    Axia, Inc., Term Loan.....        10.00              12/21/12             3,586,283
   2,461    Beacon Sales Acquisition,
            Inc., Term Loan...........    6.73 to 7.08           09/30/13             2,239,743
   8,968    Building Materials Corp.
            of America, Term Loan.....    6.69 to 9.56     03/15/14 to 09/15/14       6,652,755
   2,985    Building Materials
            Holdings, Corp., Term
            Loan......................        8.83               11/10/13             2,484,918
   2,000    Custom Building Products,
            Inc., Term Loan...........        9.72               04/29/12             1,800,000

See Notes to Financial Statements                                             11

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                            STATED
(000)       BORROWER                         COUPON             MATURITY*            VALUE
-----------------------------------------------------------------------------------------------
            CONSTRUCTION MATERIAL (CONTINUED)
$  1,990    Masonite International
            Corp., Term Loan
            (Canada)..................    5.33 to 6.83%          04/06/13        $    1,722,733
     969    United Subcontractors,
            Inc., Term Loan...........    7.57 to 7.68           12/27/12               811,837
                                                                                 --------------
                                                                                     19,298,269
                                                                                 --------------
            CONTAINERS, PACKAGING & GLASS  2.3%
   5,200    Altivity Packaging LLC,
            Term Loan.................        8.40               12/30/13             5,180,500
   7,988    Berlin Packaging, LLC,
            Term Loan.................    8.00 to 11.85    08/14/14 to 08/17/15       7,822,687
   4,172    Berry Plastics Group,
            Inc., Term Loan (b).......        11.65              06/05/14             3,170,442
   3,980    Berry Plastics Group,
            Inc., Term Loan...........        7.16               04/03/15             3,450,370
   5,992    Consolidated Container
            Co., LLC, Term Loan.......    5.50 to 10.58    03/28/14 to 09/28/14       4,236,301
   2,539    Solo Cup, Co., Term
            Loan......................    8.13 to 8.54           02/27/11             2,464,117
   2,985    Unifrax Corp., Term
            Loan......................        5.56               05/02/13             2,843,032
                                                                                 --------------
                                                                                     29,167,449
                                                                                 --------------
            DIVERSIFIED MANUFACTURING  0.6%
   5,710    Euramax International,
            Inc., Term Loan...........    7.81 to 12.65    06/29/12 to 06/29/13       5,692,666
   1,995    X-Rite, Inc., Term Loan...    8.38 to 8.69           10/24/12             1,997,494
                                                                                 --------------
                                                                                      7,690,160
                                                                                 --------------
            ECOLOGICAL  0.7%
  10,250    Synagro Technologies,
            Inc., Term Loan...........        9.64               10/02/14             8,763,750
                                                                                 --------------

            EDUCATION & CHILD CARE  1.2%
   9,975    Cengage Learning Holdings
            II, L.P., Term Loan.......    6.03 to 7.58           07/05/14             9,005,211
     500    Educate, Inc., Term
            Loan......................        10.08              06/14/14               465,000
   5,000    Nelson Education Ltd.,
            Term Loan (Canada)........        10.83              07/05/15             4,850,000
                                                                                 --------------
                                                                                     14,320,211
                                                                                 --------------
            ELECTRONICS  3.3%
   2,993    Ax Acquisition Corp, Term
            Loan......................        8.62               08/15/14             2,775,544
   6,000    Dealer Computer Services,
            Inc., Term Loan...........        10.34              10/26/13             5,760,000
   2,992    Infor Enterprise Solutions
            Holdings, Inc., Term
            Loan......................        8.58               07/28/12             2,723,106
   5,000    Kronos, Inc., Term Loan...        10.58              06/11/15            4 ,312,500
   7,960    Open Solutions, Inc., Term
            Loan......................        5.85               01/23/14             7,352,964

 12                                            See Notes to Financial Statements

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                            STATED
(000)       BORROWER                         COUPON             MATURITY*            VALUE
-----------------------------------------------------------------------------------------------
            ELECTRONICS (CONTINUED)
$  4,955    Stratus Technologies,
            Inc., Term Loan...........        8.58%              03/29/11        $    4,492,307
   5,000    Sungard Data Systems,
            Inc., Term Loan...........        6.90               02/28/14             4,646,355
   9,854    Verint Systems, Inc., Term
            Loan......................        7.38               05/25/14             8,819,192
                                                                                 --------------
                                                                                     40,881,968
                                                                                 --------------
            ENTERTAINMENT & LEISURE  5.5%
   4,988    Bushnell, Inc., Term
            Loan......................        8.58               08/24/13             4,812,937
   4,385    Fender Musical Instruments
            Corp., Term Loan..........    6.97 to 7.16           06/09/14             3,990,653
  47,382    Metro-Goldwyn-Mayer,
            Studios, Inc., Term
            Loan......................        8.11               04/08/12            42,342,207
   4,975    Panavision, Inc., Term
            Loan......................    6.74 to 8.44           03/30/11             4,402,653
E  7,796    Travelport, Term Loan.....        7.02               08/23/13            10,401,869
$  2,500    True Temper Sports, Inc.,
            Term Loan.................    8.10 to 8.73           03/15/11             2,312,500
                                                                                 --------------
                                                                                     68,262,819
                                                                                 --------------
            FARMING & AGRICULTURE  0.5%
   7,000    Wm. Bolthouse Farms, Inc.,
            Term Loan.................        10.33              12/16/13             6,475,000
                                                                                 --------------

            FINANCE  6.8%
   4,762    C.G. JCF Corp., Term
            Loan......................        7.83               08/01/14             4,690,226
   3,990    Daimler Chrysler Financial
            Services, Term Loan.......        9.00               08/03/12             3,591,000
   2,802    DCS Business Services,
            Inc., Term Loan...........        9.02               02/04/11             2,494,132
E 33,915    First Data Corp., Term
            Loan......................    7.52 to 7.63           09/24/14            38,359,454
$  6,417    National Processing
            Company Group, Term
            Loan......................    7.69 to 11.19    09/29/12 to 09/29/14       5,814,602
   3,333    Nuveen Investments, Inc.,
            Term Loan.................        7.83               11/13/14             3,235,677
   9,848    Outsourcing Solutions,
            Inc., Term Loan...........    9.50 to 10.70    06/17/10 to 09/30/10       9,749,572
   3,789    Oxford Acq. III, Ltd.,
            Term Loan (United
            Kingdom)..................        5.64               05/11/14             3,404,196

See Notes to Financial Statements                                             13

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                            STATED
(000)       BORROWER                         COUPON             MATURITY*            VALUE
-----------------------------------------------------------------------------------------------
            FINANCE (CONTINUED)
$  9,988    RJO Holdings, Corp., Term
            Loan......................   6.28 to 10.03%    07/12/14 to 07/12/15  $    8,027,531
   5,485    Transfirst Holdings, Inc.,
            Term Loan.................    7.58 to 10.83    06/15/14 to 06/15/15       4,836,500
                                                                                 --------------
                                                                                     84,202,890
                                                                                 --------------
            HEALTH & BEAUTY  1.4%
   7,500    American Safety Razor Co.,
            Term Loan.................        11.69              01/30/14             7,425,000
   6,802    Marietta Intermediate
            Holdings, Term Loan (b)...    9.03 to 14.65    12/17/10 to 12/17/11       5,358,078
   4,975    Philosophy, Inc., Term
            Loan......................    5.26 to 5.29           03/16/14             4,328,250
                                                                                 --------------
                                                                                     17,111,328
                                                                                 --------------
            HEALTHCARE  5.7%
   5,000    Capella Healthcare, Inc.,
            Term Loan.................        7.34               11/30/12             4,925,000
     333    Community Health Systems,
            Inc., Revolving Credit
            Agreement.................        6.49               07/25/13               313,333
   2,768    Community Health Systems,
            Inc., Term Loan...........        7.33               07/25/14             2,561,448
   4,990    Concentra, Inc., Term
            Loan......................    7.08 to 10.33    06/25/14 to 06/25/15       4,560,650
   2,000    FHC Health Systems, Term
            Loan......................        11.25              12/13/13             1,995,000
  16,927    HCA, Inc., Term Loan......        7.08               11/17/13            15,682,691
   5,977    Health Management
            Associates, Inc., Term
            Loan......................    5.02 to 6.58           02/28/14             5,274,330
   1,978    HealthCare Partners, LLC,
            Term Loan.................        6.58               10/31/13             1,830,077
   8,490    Inverness Medical
            Innovations, Inc., Term
            Loan......................    6.84 to 9.09     06/26/14 to 06/26/15       8,854,875
  15,000    Manor Care, Inc., Term
            Loan......................        6.04               11/09/14            14,025,000
   1,987    Matria Healthcare, Inc.,
            Term Loan.................    6.83 to 7.00           01/19/12             1,937,756
     700    Surgical Care Affiliates,
            LLC, Revolving Credit
            Agreement.................        7.08               06/29/13               637,000

 14                                            See Notes to Financial Statements

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                            STATED
(000)       BORROWER                         COUPON             MATURITY*            VALUE
-----------------------------------------------------------------------------------------------
            HEALTHCARE (CONTINUED)
$  3,786    United Surgical Partners
            International, Inc., Term
            Loan......................    5.49 to 7.43%          04/19/14        $    3,450,081
   4,980    Viant Holdings, Inc., Term
            Loan......................        7.08               06/25/14             4,513,114
                                                                                 --------------
                                                                                     70,560,355
                                                                                 --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES &
            DURABLE CONSUMER PRODUCTS  1.4%
   8,870    Hunter Fan Co., Term
            Loan......................    7.38 to 11.63    04/16/14 to 10/16/14       7,288,734
     993    Lenox, Inc., Term Loan....    7.75 to 7.78           04/20/13               828,738
   4,975    Mattress Holdings, Corp.,
            Inc., Term Loan...........        5.50               01/18/14             3,980,000
   4,000    National Bedding Co., LLC,
            Term Loan.................        8.26               08/31/12             3,300,000
   2,813    Quality Home Brands
            Holdings, LLC, Term
            Loan......................        7.64               12/20/12             2,411,984
                                                                                 --------------
                                                                                     17,809,456
                                                                                 --------------
            HOTELS, MOTELS, INNS & GAMING  5.4%
   3,992    Cannery Casino Resorts,
            LLC, Term Loan............    2.25 to 7.40           05/18/13             2,574,602
L  2,610    Gala Group Ltd., Term Loan
            (United Kingdom)..........        8.80               12/01/12             4,679,979
$  2,000    Golden Nugget, Inc., Term
            Loan......................        7.21               12/31/14             1,750,000
     843    Greektown Casino, LLC,
            Term Loan.................        8.00               12/03/12               788,563
   3,000    Harrah's Entertainment,
            Inc., Term Loan...........        6.24               01/28/15             2,762,499
   8,977    Herbst Gaming, Inc., Term
            Loan......................    9.22 to 9.64           12/02/11             8,259,164
   8,700    Magnolia Hill, LLC, Term
            Loan......................    6.53 to 14.00    10/30/13 to 04/24/14       8,453,000
  10,000    New World Gaming Partners
            Ltd., Term Loan...........        10.23              03/31/15             8,500,000
E  6,500    Regency Entertainment,
            Term Loan (Greece)........    6.69 to 7.06           12/07/14             9,172,318
$  7,490    Wembley, Inc., Term
            Loan......................    5.78 to 9.72     08/23/11 to 07/18/12       6,428,383
   4,851    Wimar OPCO LLC, Term
            Loan......................        9.25               01/03/12             4,809,337
   9,655    Yonkers Racing Corp., Term
            Loan......................        9.25               08/12/11             9,316,784
                                                                                 --------------
                                                                                     67,494,629
                                                                                 --------------

See Notes to Financial Statements                                             15

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                            STATED
(000)       BORROWER                         COUPON             MATURITY*            VALUE
-----------------------------------------------------------------------------------------------
            INSURANCE  2.2%
$  5,653    Alliant Holdings I, Inc.,
            Term Loan.................        7.83%              11/01/14        $    5,341,613
   7,463    AmWins Group, Inc., Term
            Loan......................    7.59 to 8.07           06/08/13             5,970,000
   6,485    HMSC Holdings, Corp., Term
            Loan......................    6.25 to 9.50     04/03/14 to 10/03/14       5,539,492
   5,860    Mitchell International,
            Inc., Term Loan...........        10.13              03/28/15             5,215,400
   6,000    Vertafore, Inc., Term
            Loan......................   10.77 to 11.02          01/31/13             5,610,000
                                                                                 --------------
                                                                                     27,676,505
                                                                                 --------------
            MACHINERY  0.3%
   3,990    Mold-Masters Luxembourg
            Holdings SA, Term Loan....        8.13               10/11/14             3,820,425
                                                                                 --------------

            MEDICAL PRODUCTS & SERVICES  1.9%
   2,000    AGA Medical Corp., Term
            Loan......................        7.17               04/28/13             1,845,000
  19,950    Biomet, Inc., Term Loan...        7.86               03/25/15            19,408,178
   3,000    VWR Funding, Inc., Term
            Loan......................        7.33               06/29/14             2,763,750
                                                                                 --------------
                                                                                     24,016,928
                                                                                 --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  0.5%
   7,453    John Maneely Co., Term
            Loan......................    7.69 to 8.13           12/08/13             6,404,346
                                                                                 --------------

            NATURAL RESOURCES  1.5%
   8,000    CDX Funding, LLC, Term
            Loan......................        11.39              03/31/13             7,360,000
   3,000    Dresser, Inc., Term
            Loan......................        11.13              05/04/15             2,715,000
   8,480    Kinder Morgan, Inc., Term
            Loan......................        4.78               05/30/14             8,404,139
                                                                                 --------------
                                                                                     18,479,139
                                                                                 --------------
            NON-DURABLE CONSUMER PRODUCTS  6.2%
  11,393    Aearo Technologies, Inc.,
            Term Loan.................    7.08 to 10.33    09/24/13 to 06/01/14      11,342,777
   6,754    Amscan Holdings, Inc.,
            Term Loan.................    5.63 to 7.35           05/25/13             6,179,887
   5,985    Huish Detergents, Inc.,
            Term Loan.................    6.83 to 9.08     04/26/14 to 10/26/14       4,540,830
   9,394    KIK Custom Products, Inc.,
            Term Loan.................    7.11 to 9.84     05/31/14 to 11/30/14       5,217,170
   1,985    Mega Brands, Inc., Term
            Loan (Canada).............        5.50               07/26/12             1,751,515
     995    Nice Pak Products, Term
            Loan......................        8.46               06/18/14               935,300

 16                                            See Notes to Financial Statements

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                            STATED
(000)       BORROWER                         COUPON             MATURITY*            VALUE
-----------------------------------------------------------------------------------------------
            NON-DURABLE CONSUMER PRODUCTS (CONTINUED)
E 20,000    Ontex, Term Loan
            (Belgium).................    8.40 to 8.90%    07/05/12 to 07/05/13  $   28,395,956
$    695    Spectrum Brands, Inc.,
            Revolving Credit
            Agreement.................        4.48               03/30/13               646,919
  13,681    Spectrum Brands, Inc.,
            Term Loan.................    8.44 to 8.90           03/30/13            12,730,635
   5,000    Targus Group
            International, Inc., Term
            Loan......................        13.35              05/22/13             4,312,500
   1,995    Wilton Products, Inc.,
            Term Loan.................    7.21 to 8.24           08/01/14             1,855,350
                                                                                 --------------
                                                                                     77,908,839
                                                                                 --------------
            PAPER & FOREST PRODUCTS  1.0%
   4,000    Ainsworth Lumber Co.,
            Ltd., Term Loan...........        6.29               06/26/14             3,720,000
   7,500    New Page, Term Loan.......        8.69               12/21/14             7,304,168
   1,990    White Birch Paper Co.,
            Term Loan (Canada)........        7.58               05/08/14             1,480,560
                                                                                 --------------
                                                                                     12,504,728
                                                                                 --------------
            PHARMACEUTICALS  0.4%
   2,000    Generics International
            Inc., Term Loan...........        12.33              04/30/15             1,993,750
   3,600    Mylan Laboratories, Inc.,
            Term Loan.................    6.63 to 8.13           10/02/14             3,528,000
                                                                                 --------------
                                                                                      5,521,750
                                                                                 --------------
            PRINTING & PUBLISHING  12.1%
   1,995    Advanstar Communications,
            Inc., Term Loan...........        7.09               05/31/14             1,645,865
  10,000    American Media Operations,
            Inc., Term Loan...........    8.16 to 8.34           01/31/13             9,400,000
   2,051    Ascend Media Holdings,
            LLC, Term Loan............        9.45               01/31/12               877,001
   1,199    Canon Communications, LLC,
            Term Loan.................        6.27               05/31/11             1,181,243
     998    DRI Holdings, Inc., Term
            Loan......................    6.27 to 7.83           07/03/14               953,434
   4,000    Endurance Business Media,
            Inc., Term Loan...........        10.53              01/26/14             3,380,000
   4,975    FSC Acquisition, LLC, Term
            Loan......................    6.31 to 6.98           03/08/14             3,936,469
   5,000    Gatehouse Media, Inc.,
            Term Loan.................    6.45 to 7.07           08/28/14             4,000,000
   7,749    Haights Cross Operating
            Co., Term Loan............    8.37 to 9.37           08/20/08             7,660,272
  10,000    Idearc, Inc., Term Loan...        6.33               11/17/13             9,196,566

See Notes to Financial Statements                                             17

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                            STATED
(000)       BORROWER                         COUPON             MATURITY*            VALUE
-----------------------------------------------------------------------------------------------
            PRINTING & PUBLISHING (CONTINUED)
$  1,995    Intermedia Outdoor, Inc.,
            Term Loan.................        7.83%              01/31/13        $    2,870,969
   9,745    MediaNews Group, Inc.,
            Term Loan.................    6.64 to 7.08     12/30/10 to 08/02/13       8,354,336
  11,750    Merrill Communications,
            LLC, Term Loan............        9.77               11/15/13            10,457,500
   5,976    Penton Media, Inc., Term
            Loan......................    5.54 to 8.27     02/01/13 to 02/01/14       5,241,889
E 15,000    Primacom, Term Loan
            (Germany).................    7.44 to 8.69           09/25/10            22,300,489
$  4,500    Primedia, Inc., Term
            Loan......................    5.21 to 7.08           08/01/14             4,342,873
E  5,000    Prosiebensat.1 Media AG,
            Term Loan (Germany).......        6.55               05/09/15             6,188,553
$  3,427    R.H. Donnelley, Inc., Term
            Loan......................    6.25 to 6.70     12/31/09 to 06/30/11       3,215,564
   4,552    Thomas Nelson, Inc., Term
            Loan......................    5.52 to 7.54           06/12/12             4,313,481
   3,990    Thomson Medical,
            Education, Term Loan......    8.13 to 11.88    04/26/14 to 04/26/15       3,815,450
  49,750    Tribune Co., Term Loan....        7.91               05/19/14            37,517,719
                                                                                 --------------
                                                                                    150,849,673
                                                                                 --------------
            RESTAURANTS & FOOD SERVICE 1.0 %
   1,380    Advantage Sales &
            Marketing, Inc., Term
            Loan......................    5.28 to 6.83           03/29/13             1,283,153
   1,592    Center Cut Hospitality,
            Inc., Term Loan...........        6.46               07/06/14             1,536,280
     142    OSI Restaurant Partners,
            LLC, Revolving Credit
            Agreement.................        7.49               06/14/13               120,285
   1,791    OSI Restaurant Partners,
            LLC, Term Loan............        5.56               06/14/13             1,515,595
     997    Sagittarius Restaurants,
            LLC, Term Loan............        7.08               03/29/13               897,716
   3,000    Van Houtte Inc., Term Loan
            (Canada)..................        10.33              01/19/15             2,790,000
   4,938    Volume Services America,
            Inc., Term Loan...........    7.18 to 7.25           10/01/10             4,814,851
                                                                                 --------------
                                                                                     12,957,880
                                                                                 --------------
            RETAIL--OIL & GAS  0.5%
   7,361    Pantry, Inc. (The), Term
            Loan......................        5.03               05/15/14             6,735,307
                                                                                 --------------

 18                                            See Notes to Financial Statements

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                            STATED
(000)       BORROWER                         COUPON             MATURITY*            VALUE
-----------------------------------------------------------------------------------------------
            RETAIL--SPECIALTY  1.1%
E  9,500    Zapf, Term Loan
            (Germany).................        8.31%              11/30/12        $   14,123,643
                                                                                 --------------

            RETAIL--STORES  3.8%
$ 15,000    Dollar General Corp, Term
            Loan......................    5.99 to 7.71           07/06/14            13,146,880
   6,957    General Nutrition Centers,
            Inc., Term Loan...........    6.98 to 7.08           09/16/13             5,952,120
  19,000    Guitar Center, Inc., Term
            Loan......................        7.28               10/09/14            16,530,000
   9,925    Michaels Stores, Inc.,
            Term Loan.................    6.00 to 7.63           10/31/13             8,521,638
   2,000    Neiman Marcus Group, Inc.,
            Term Loan.................    6.29 to 6.90           04/06/13             1,843,334
   1,990    Sally Holdings, Inc., Term
            Loan......................        7.52               11/16/13             1,884,387
                                                                                 --------------
                                                                                     47,878,359
                                                                                 --------------
            TELECOMMUNICATIONS--EQUIPMENT & SERVICES  2.1%
E 10,000    Fibernet, Term Loan
            (Bulgaria)................    6.94 to 7.44     12/20/14 to 12/20/15      14,495,318
E  7,960    Orion, Term Loan
            (Germany).................    7.02 to 7.98           02/02/14            11,264,720
                                                                                 --------------
                                                                                     25,760,038
                                                                                 --------------
            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  1.3%
$  1,985    CavTel Holdings, LLC, Term
            Loan......................        9.58               12/31/12             1,657,444
   8,384    Global Tel*Link Corp.,
            Term Loan.................        8.33               02/14/13             8,132,445
   3,156    Hawaiian Telcom
            Communications, Inc., Term
            Loan......................        7.08               06/01/14             2,801,115
   2,786    NuVox Transition
            Subsidiary, LLC, Term
            Loan......................        8.24               05/31/14             2,664,112
   1,527    Sorenson Communications,
            Inc., Term Loan...........        7.38               04/27/14             1,469,557
                                                                                 --------------
                                                                                     16,724,673
                                                                                 --------------
            TELECOMMUNICATIONS--WIRELESS  2.6%
   5,985    Alltel Holdings, Term
            Loan......................        6.77               05/16/15             5,466,298
  11,466    Asurion Corp., Term
            Loan......................        7.88               07/03/14            10,463,155
  16,862    MetroPCS Wireless, Inc.,
            Term Loan.................    7.13 to 7.19           11/03/13            15,786,987
                                                                                 --------------
                                                                                     31,716,440
                                                                                 --------------

See Notes to Financial Statements                                             19

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                            STATED
(000)       BORROWER                         COUPON             MATURITY*            VALUE
-----------------------------------------------------------------------------------------------
            TEXTILES & LEATHER  0.6%
$  3,496    Gold Toe Investment Corp.,
            Term Loan.................    6.02 to 9.26%    10/30/13 to 04/30/14  $    3,186,524
   5,000    Levi Strauss & Co., Term
            Loan......................        7.57               03/27/14             4,037,500
                                                                                 --------------
                                                                                      7,224,024
                                                                                 --------------
            TRANSPORTATION--CARGO  0.5%
   9,000    JHCI Acquisitions, Inc.,
            Term Loan.................        9.46               12/19/14             6,615,000
                                                                                 --------------

            TRANSPORTATION--PERSONAL  0.5%
  10,810    Coach America Holdings,
            Inc., Term Loan...........    7.48 to 11.36    04/20/14 to 10/20/14       6,585,829
                                                                                 --------------

            UTILITIES  2.2%
   5,000    Bicent Power LLC, Term
            Loan......................        8.83               12/31/14             4,656,250
   2,900    First Light Power
            Resources, Inc., Term
            Loan......................        9.44               05/01/14             2,675,250
   5,572    NRG Energy, Inc., Term
            Loan......................    6.48 to 6.58           02/01/13             5,132,924
  11,320    Texas Competitive Electric
            Holdings, Co., LLC, Term
            Loan......................        8.40               10/10/14            10,438,840
   5,000    TPF Generation Holdings,
            LLC, Term Loan............        9.08               12/15/14             4,475,000
                                                                                 --------------
                                                                                     27,378,264
                                                                                 --------------

            TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  113.1%................   1,410,651,322
                                                                                 --------------

            NOTES  22.5%
            BUILDINGS & REAL ESTATE  2.8%
E 16,865    Eco-bat Finance Plc
            (United Kingdom) (e)......        10.13              01/31/13            26,076,110
E  7,000    Grohe Holding GmbH
            (Germany).................        7.45               01/15/14             9,132,050
                                                                                 --------------
                                                                                     35,208,160
                                                                                 --------------
            CHEMICALS, PLASTICS & RUBBER  0.3%
$  5,000    Cognis GmbH (Germany)
            (e).......................        6.99               09/15/13             4,225,000
                                                                                 --------------

            CONSTRUCTION MATERIAL  0.1%
   2,000    Compression Polymers
            Corp. ....................        11.47              07/01/12             1,790,000
                                                                                 --------------

 20                                            See Notes to Financial Statements

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                            STATED
(000)       BORROWER                         COUPON             MATURITY*            VALUE
-----------------------------------------------------------------------------------------------
            CONTAINERS, PACKAGING & GLASS  2.4%
E 10,000    Ardagh Glass Finance BV
            (Ireland) (e).............        8.88%              07/01/13        $   13,231,623
E 10,850    Pregis Corp. .............        9.57               04/15/13            16,376,841
                                                                                 --------------
                                                                                     29,608,464
                                                                                 --------------
            ELECTRONICS  2.3%
E 11,050    Invensys Plc (United
            Kingdom) (e)..............        9.88               03/15/11            17,311,033
$ 10,597    Invensys Plc (United
            Kingdom) (e)..............        9.88               03/15/11            11,200,414
                                                                                 --------------
                                                                                     28,511,447
                                                                                 --------------
            FINANCE  0.3%
E  2,700    Ford Credit Europe (United
            Kingdom)..................        7.13               01/15/13             3,247,518
                                                                                 --------------

            HOTELS, MOTELS, INNS & GAMING  0.6%
$  2,000    Codere Fin Luxembourg SA
            (Luxembourg) (e)..........        8.25               06/15/15             2,653,758
E  4,000    Peermont Global Ltd.
            (South Africa) (e)........        7.75               04/30/14             4,802,039
                                                                                 --------------
                                                                                      7,455,797
                                                                                 --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  3.0%
E  6,000    FMG Finance Pty Ltd
            (Australia) (e)...........        9.75               09/01/13             9,202,671
$ 24,500    FMG Finance Pty Ltd
            (Australia) (e)...........        10.63              09/01/16            27,930,000
                                                                                 --------------
                                                                                     37,132,671
                                                                                 --------------
            PRINTING & PUBLISHING  2.7%
E 18,500    Kabel Deutschland
            (Germany) (e).............        10.75              07/01/14            27,916,495
$  5,000    Kabel Deutschland
            (Germany).................        10.63              07/01/14             5,087,500
                                                                                 --------------
                                                                                     33,003,995
                                                                                 --------------
            TELECOMMUNICATIONS--EQUIPMENT & SERVICES  3.3%
E 15,825    Magyar Telecom (Invtel)
            (Netherlands) (e).........        10.75              08/15/12            24,556,323
E 12,000    Versatel Ag (Germany)
            (e).......................        7.70               06/15/14            16,323,958
                                                                                 --------------
                                                                                     40,880,281
                                                                                 --------------
            TELECOMMUNICATIONS--WIRELESS  2.9%
E 13,000    Wind Acquisition Fin SA
            (Luxembourg) (e)..........        9.75               12/01/15            19,641,155
$ 16,000    Wind Acquisition Fin SA
            (Luxembourg) (e)..........        10.75              12/01/15            17,040,000
                                                                                 --------------
                                                                                     36,681,155
                                                                                 --------------

See Notes to Financial Statements                                             21

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

PRINCIPAL
AMOUNT                                                            STATED
(000)       BORROWER                         COUPON             MATURITY*            VALUE
-----------------------------------------------------------------------------------------------
            TRANSPORTATION--CARGO  1.5%
E 12,450    Cb Bus Ab (Sweden)........        9.13%              08/01/09        $   18,509,406
                                                                                 --------------

            UTILITIES  0.3%
L  2,000    InterGen NV (Netherlands)
            (e).......................        9.50               06/30/17             3,818,016
                                                                                 --------------

            TOTAL NOTES  22.5%.................................................     280,071,910
                                                                                 --------------

            TOTAL LONG-TERM INVESTMENTS  135.6%
            (Cost $1,825,391,005)..............................................   1,690,723,232
                                                                                 --------------

SHORT-TERM INVESTMENTS  3.0%
REPURCHASE AGREEMENTS  2.8%
State Street Bank & Trust Co. ($34,800,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 2.48%, dated 01/31/08,
  to be sold on 2/01/08 at $34,802,397) (a).....................................      34,800,000

TIME DEPOSIT  0.2%
State Street Bank & Trust Corp. ($3,096,269 par, 0.30% coupon, dated 1/31/08, to
  be sold on 02/01/08 at $3,096,295)............................................       3,096,269
                                                                                  --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $37,896,269)............................................................      37,896,269
                                                                                  --------------

TOTAL INVESTMENTS  138.6%
  (Cost $1,863,287,274).........................................................   1,728,619,501
FOREIGN CURRENCY  0.2%
  (Cost $3,002,892).............................................................       3,043,191
LIABILITIES IN EXCESS OF OTHER ASSETS  (38.8%)..................................    (484,229,523)
                                                                                  --------------

NET ASSETS  100.0%..............................................................  $1,247,433,169
                                                                                  ==============

Par Amounts are denominated in US currency unless otherwise noted.

Percentages are calculated as a percentage of net assets.

(a) All or a portion of this security is designated in connection with unfunded loan commitments.

(b) Payment-in-kind security.

(c) This Senior Loan interest is non-income producing.

(d) This borrower has filed for protection in federal bankruptcy court.

 22                                            See Notes to Financial Statements

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

(e) 144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

* Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

E--Euro

L--Great Britain Pound

Kr--Swedish Krona

SWAP AGREEMENTS OUTSTANDING AS OF JANUARY 31, 2008:

CREDIT DEFAULT SWAPS

                                                             PAY/
                                                            RECEIVE                NOTIONAL
                                REFERENCE       BUY/SELL     FIXED    EXPIRATION    AMOUNT      UPFRONT
       COUNTERPARTY              ENTITY        PROTECTION    RATE        DATE       (000)      PAYMENTS         VALUE
Goldman Sachs Credit
 Partners, L.P. ..........  Peermont Global
                            Limited               Sell       3.50%     09/20/12    $ 7,433    $         0   $   (321,322)
Goldman Sachs Credit
 Partners, L.P. ..........  UPC Holding B.V.      Sell       3.45      09/20/12      7,433              0       (461,934)
Credit Suisse
 International............  Codere Finance
                            (Luxembourg) S.A.     Sell       3.42      09/20/12      7,433              0       (486,025)
Bank of America N.A. .....  Seat Pagine
                            Gialle S.P.A.         Sell       3.35      09/20/12      7,433              0       (155,198)
Goldman Sachs Credit
 Partners, L.P. ..........  M-Real OYJ            Sell       3.45      09/20/09      7,433              0       (603,225)
UBS AG....................  M-Real OYJ            Sell       3.05      09/20/08      7,433            424       (272,674)
Goldman Sachs Credit
 Partners, L.P. ..........  M-Real OYJ            Sell       3.10      09/20/08      7,433              0       (269,702)
Goldman Sachs Credit
 Partners, L.P. ..........  British Energy
                            Holdings PLC          Sell       3.50      12/20/12     22,300              0       (208,313)

See Notes to Financial Statements                                             23

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

                                                             PAY/
                                                            RECEIVE                NOTIONAL
                                REFERENCE       BUY/SELL     FIXED    EXPIRATION    AMOUNT      UPFRONT
       COUNTERPARTY              ENTITY        PROTECTION    RATE        DATE       (000)      PAYMENTS         VALUE
Goldman Sachs Credit
 Partners, L.P. ..........  Gala Group
                            Finance Ltd.          Sell       3.45%     12/20/12    $ 7,433    $         0   $    (75,631)
Citigroup Global Markets
 Limited..................  M-Real OYJ            Sell       4.25      12/20/09      7,433              0        196,888
Bank of America N.A. .....  Smurfit Kappa         Sell       4.25      12/20/12      7,433              0       (306,586)
Bank of America N.A. .....  Cognis GMBH           Sell       3.90      12/20/09      7,433              0       (207,199)
Citigroup Global Markets
 Limited..................  Basell AF S.C.A.      Sell       4.05      12/20/09      7,433              0       (426,404)
UBS AG....................  Rank Group PLC        Sell       4.25      12/20/12     14,866              0        (91,929)
Bank of America N.A.......  Seat Pagine
                            Gialle S.P.A.         Sell       3.65      12/20/12      7,433              0        (71,489)
Goldman Sachs Credit
 Partners, L.P. ..........  Grohe Holding
                            GMBH                  Sell       4.25      12/20/09     14,866              0       (440,875)
Deutsche Bank.............  M-Real OYJ            Sell       4.15      12/20/09      7,433              0       (574,900)
Goldman Sachs Credit
 Partners, L.P. ..........  Gala Group
                            Finance Ltd.          Sell       4.15      03/20/13      7,433              0         60,110
Goldman Sachs Credit
 Partners, L.P. ..........  Standard Pacific
                            Corporation           Sell       4.77      09/20/12      5,000              0     (1,545,082)
Goldman Sachs Credit
 Partners, L.P. ..........  K. Hovnanian
                            Enterprises, Inc.     Sell       4.69      09/20/12      5,000              0     (1,335,129)
Goldman Sachs Credit
 Partners, L.P. ..........  LCDX.NA.9             Sell       1.20      06/20/12     40,000       (130,000)    (2,800,804)
Goldman Sachs Credit
 Partners, L.P. ..........  CDX.NA.HY.9           Sell       3.75      12/20/12     70,000     (1,126,562)    (5,621,410)
UBS AG....................  CDX.NA.HY.9           Sell       3.75      12/20/12     50,000       (804,688)    (4,015,292)
Goldman Sachs Credit
 Partners, L.P. ..........  Citgo Petroleum
                            Corporation           Sell       3.00      12/20/10      5,000              0        112,757
                                                                                              -----------   -------------
TOTAL CREDIT DEFAULT SWAPS.................................................................   $(2,060,826)  $(19,921,368)
                                                                                              ===========   =============

 24                                            See Notes to Financial Statements

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AS OF JANUARY 31, 2008:

                                                                                    UNREALIZED
                                                                                   APPRECIATION/
                                               IN EXCHANGE FOR    CURRENT VALUE    DEPRECIATION
LONG CONTRACTS:
Euro
  268,512 expiring 4/16/08...................       US $          $    398,241     $     11,718
  2,025,215 expiring 4/16/08.................       US $             3,003,682           94,663
  1,097,901 expiring 4/16/08.................       US $             1,628,343           10,311
  1,236,286 expiring 4/16/08.................       US $             1,833,588            8,731
  3,000,000 expiring 4/16/08.................       US $             4,449,426           70,926
  1,972,618 expiring 4/16/08.................       US $             2,925,673           16,061
  2,700,000 expiring 4/16/08.................       US $             4,004,483           23,064
                                                                                   -------------
                                                                                        235,474
                                                                                   -------------
Pound Sterling
  2,904,445 expiring 4/16/08.................       US $             5,747,890           85,093
                                                                                   -------------
    Total Long Contracts.....................                                      $    320,567
                                                                                   =============
SHORT CONTRACTS:
Euro
  252,257,948 expiring 4/16/08...............       US $          $374,134,381     $ (9,495,517)
  17,790,000 expiring 4/16/08................       US $            26,385,098         (731,384)
  2,105,000 expiring 4/16/08.................       US $             3,122,014          (23,665)
  4,971,583 expiring 4/16/08.................       US $             7,373,564          (70,309)
  1,880,000 expiring 4/16/08.................       US $             2,788,307          (23,015)
  1,360,000 expiring 4/16/08.................       US $             2,017,073          (22,987)
  2,177,500 expiring 4/16/08.................       US $             3,229,542            8,183
  1,567,437 expiring 4/16/08.................       US $             2,324,732          (24,361)
  1,830,000 expiring 4/16/08.................       US $             2,714,150          (75,290)
  112,406 expiring 4/16/08...................       US $               166,714             (173)
                                                                                   -------------
                                                                                    (10,458,518)
                                                                                   -------------
  Pound Sterling
  4,567,577 expiring 4/16/08.................       US $             9,039,224          166,270
  1,867,028 expiring 4/16/08.................       US $             3,694,844           (7,463)
  950,000 expiring 4/16/08...................       US $             1,800,048          (28,023)
                                                                                   -------------
                                                                                        130,784
                                                                                   -------------
  Swedish Krona
  26,150,731 expiring 4/16/08................       US $             4,099,038          (86,836)
                                                                                   -------------
    Total Short Contracts....................                                       (10,414,570)
                                                                                   =============
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS.....                                      $(10,094,003)
                                                                                   =============

See Notes to Financial Statements                                             25

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

           SUMMARY OF LONG-TERM INVESTMENTS BY COUNTRY CLASSIFICATION

                                                                               PERCENTAGE OF
                                                                                 LONG-TERM
COUNTRY                                                          VALUE          INVESTMENTS
United States..............................................  $1,235,564,822         73.1%
Germany....................................................     137,488,889          8.1
United Kingdom.............................................      77,429,960          4.6
Luxembourg.................................................      39,334,913          2.3
Australia..................................................      37,132,671          2.2
Belgium....................................................      28,395,956          1.7
Netherlands................................................      28,374,338          1.7
Sweden.....................................................      27,052,665          1.6
Hungary....................................................      15,560,353          0.9
Bulgaria...................................................      14,495,318          0.9
Canada.....................................................      14,046,171          0.8
Ireland....................................................      13,231,623          0.8
Greece.....................................................       9,172,318          0.5
Cayman Islands.............................................       8,641,197          0.5
South Africa...............................................       4,802,038          0.3
                                                             --------------        -----
                                                             $1,690,723,232        100.0%
                                                             --------------        -----

RATINGS ALLOCATION AS OF 1/31/08
BBB/Baa.....................................................    0.5%
BB/Ba.......................................................   29.5
B/B.........................................................   40.6
CCC/Caa.....................................................    6.8
Non-Rated...................................................   22.6

RATINGS ALLOCATIONS ARE AS A PERCENTAGE OF LONG-TERM DEBT OBLIGATIONS. RATINGS ALLOCATIONS BASED UPON RATINGS AS ISSUED BY STANDARD AND POOR'S AND MOODY'S, RESPECTIVELY. BANK LOANS RATED BELOW BBB BY STANDARD AND POOR'S OR BAA BY MOODY'S ARE CONSIDERED TO BE BELOW INVESTMENT GRADE.

 26                                            See Notes to Financial Statements

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
January 31, 2008 (Unaudited)

ASSETS:
Total Investments (Cost $1,863,287,274).....................  $1,728,619,501
Foreign Currency (Cost $3,002,892)..........................       3,043,191
Restricted Cash.............................................      31,928,276
Receivables:
  Interest..................................................      20,631,973
  Investments Sold..........................................       7,046,762
Forward Foreign Currency Contracts..........................         495,020
Swap Contracts..............................................         369,755
Other.......................................................          29,519
                                                              --------------
    Total Assets............................................   1,792,163,997
                                                              --------------
LIABILITIES:
Payables:
  Borrowings................................................     440,000,000
  Investments Purchased.....................................      66,043,311
  Investment Advisory Fee...................................       1,796,266
  Income Distributions......................................       1,461,203
  Other Affiliates..........................................         173,633
Swap Contracts..............................................      20,291,123
Forward Foreign Currency Contracts..........................      10,589,023
Unfunded Commitments........................................       2,248,801
Accrued Interest Expense....................................       1,626,094
Trustees' Deferred Compensation and Retirement Plans........          13,572
Accrued Expenses............................................         487,802
                                                              --------------
    Total Liabilities.......................................     544,730,828
                                                              --------------
NET ASSETS..................................................  $1,247,433,169
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($1,247,433,169 divided by
  74,005,236 shares outstanding)............................  $        16.86
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 74,005,236 shares issued and
  outstanding)..............................................  $      740,052
Paid in Surplus.............................................   1,411,909,415
Accumulated Undistributed Net Investment Income.............       4,229,807
Accumulated Net Realized Loss...............................      (4,629,149)
Net Unrealized Depreciation.................................    (164,816,956)
                                                              --------------
NET ASSETS..................................................  $1,247,433,169
                                                              ==============

See Notes to Financial Statements                                             27

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended January 31, 2008 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $  67,629,876
Other.......................................................      2,140,220
                                                              -------------
  Total Income..............................................     69,770,096
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................      9,638,962
Professional Fees...........................................        523,102
Custody.....................................................        299,221
Credit Line.................................................        294,231
Accounting & Administrative Expenses........................        109,797
Reports to Shareholders.....................................         75,195
Trustees' Fees and Related Expenses.........................         24,133
Registration Fees...........................................         22,349
Transfer Agent..............................................          8,301
Other.......................................................         40,141
                                                              -------------
    Total Operating Expense.................................     11,035,432
    Interest Expense........................................      4,630,800
                                                              -------------
  Total Expenses............................................     15,666,232
                                                              -------------
NET INVESTMENT INCOME.......................................  $  54,103,864
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   4,294,938
  Swap Contracts............................................      3,644,923
  Foreign Currency Transactions.............................     (1,804,483)
  Forward Foreign Currency Contracts........................    (10,420,201)
                                                              -------------
Net Realized Loss...........................................     (4,284,823)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (38,968,462)
                                                              -------------
  End of the Period:
    Foreign Currency Translation............................         54,163
    Unfunded Commitments....................................     (2,248,801)
    Forward Foreign Currency Contracts......................    (10,094,003)
    Swap Contracts..........................................    (17,860,542)
    Investments.............................................   (134,667,773)
                                                              -------------
                                                               (164,816,956)
                                                              -------------
Net Unrealized Depreciation During the Period...............   (125,848,494)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(130,133,317)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (76,029,453)
                                                              =============

 28                                            See Notes to Financial Statements

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                                         FOR THE PERIOD
                                                                         JUNE 26, 2007
                                                  FOR THE               (COMMENCEMENT OF
                                              SIX MONTHS ENDED            OPERATIONS)
                                              JANUARY 31, 2008          TO JULY 31, 2007
                                              ------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................   $   54,103,864            $    5,972,539
Net Realized Loss...........................       (4,284,823)                  (57,951)
Net Unrealized Depreciation During the
  Period....................................     (125,848,494)              (38,968,462)
                                               --------------            --------------
Change in Net Assets from Operations........      (76,029,453)              (33,053,874)

Distributions from Net Investment Income....      (56,132,971)                      -0-
                                               --------------            --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES................................     (132,162,424)              (33,053,874)

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................              -0-             1,412,900,000
Additional Cost from the 2007 Initial Public
  Offering..................................         (250,533)                      -0-
                                               --------------            --------------
TOTAL INCREASE/DECREASE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES.....................     (132,412,957)            1,379,846,126
NET ASSETS:
Beginning of the Period.....................    1,379,846,126                       -0-
                                               --------------            --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $4,229,807 and $6,258,914,
  respectively).............................   $1,247,433,169            $1,379,846,126
                                               ==============            ==============

See Notes to Financial Statements                                             29

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

FINANCIAL STATEMENTS continued

Statement of Cash Flows
For the Six Months Ended January 31, 2008 (Unaudited)

CHANGE IN NET ASSETS FROM OPERATIONS........................  $   (76,029,453)
                                                              ---------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to
  Net Cash Provided by Operating Activities:
  Purchases of Investments..................................   (1,226,804,968)
  Principal Repayments/Sales of Investments.................      302,747,898
  Net Sales of Short-Term Investments.......................      720,825,582
  Purchases of Foreign Currency.............................   (1,454,248,337)
  Sales of Foreign Currency.................................    1,442,059,052
  Amortization of Loan Fees.................................        1,100,892
  Net Loan Fees Received....................................        1,181,668
  Accretion of Discount.....................................       (2,101,822)
  Net Realized Gain on Investments..........................       (4,294,938)
  Net Realized Loss on Foreign Currency Transactions........        1,804,483
  Net Realized Loss on Forward Foreign Currency
    Transactions............................................       10,420,201
  Net Change in Unrealized Depreciation on Investments......      104,768,480
  Net Change in Unrealized Appreciation on Foreign
    Currency................................................          (66,608)
  Net Change in Unrealized Depreciation on Forward Foreign
    Currency Contracts......................................       10,177,063
  Increase in Restricted Cash...............................      (12,778,276)
  Increase in Interest Receivables and Other Assets.........      (17,213,441)
  Decrease in Receivable for Investments Sold...............       32,953,238
  Increase in Accrued Expenses and Other Payables...........        1,923,452
  Decrease in Investments Purchased Payable.................     (222,015,016)
  Net Change in Unrealized Depreciation in Swap Contracts...        8,851,959
  Net Change in Upfront Payments on Swap Contracts..........         (720,424)
  Net Change in Unfunded Commitments........................        2,131,809
                                                              ---------------
    Total Adjustments.......................................     (299,298,053)
                                                              ---------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................     (375,327,506)
                                                              ---------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Additional Cost from the 2007 Initial Public Offering.....         (250,533)
  Cash Distributions Paid...................................      (54,671,768)
  Proceeds from and Repayments of Borrowings................      440,000,000
  Change in Custodian Bank Payable..........................       (9,750,193)
                                                              ---------------
  Net Cash Provided by Financing Activities.................      375,327,506
                                                              ---------------
NET DECREASE IN CASH........................................                0
Cash at the Beginning of the Period.........................               --
                                                              ---------------
CASH AT THE END OF THE PERIOD...............................                0
                                                              ===============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash Paid During the Year for Interest......................  $     3,004,706
                                                              ===============

 30                                            See Notes to Financial Statements

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                              JUNE 26, 2007
                                                                             (COMMENCEMENT OF
                                                          SIX MONTHS ENDED    OPERATIONS) TO
                                                          JANUARY 31, 2008    JULY 31, 2007
                                                          -----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.................     $  18.65           $  19.10
                                                              --------           --------
  Net Investment Income (a)..............................         0.73               0.08
  Net Realized and Unrealized Loss.......................        (1.76)             (0.53)
                                                              --------           --------
  Total from Investment Operations.......................        (1.03)             (0.45)
  Less Distributions from Net Investment Income..........        (0.76)               -0-
                                                              --------           --------
NET ASSET VALUE, END OF THE PERIOD.......................     $  16.86           $  18.65
                                                              ========           ========

Common Share Market Price at End of the Period...........     $  15.90           $  19.75
Total Return (b).........................................      -15.73%*            -1.25%*
Net Assets at End of the Period (In millions)............     $1,247.4           $1,379.8
Ratio to Average Net Assets excluding Borrowings:
  Operating Expense......................................        1.61%              1.54%
  Interest Expense.......................................        0.68%                N/A
  Gross Expense..........................................        2.29%              1.54%
  Net Investment Income..................................        7.91%              4.58%
Portfolio Turnover (c)...................................          22%*                0%*

SUPPLEMENTAL RATIOS:
Ratio to Average Net Assets including Borrowings:
  Operating Expense......................................        1.35%                N/A
  Interest Expense.......................................        0.57%                N/A
  Gross Expense..........................................        1.92%                N/A
  Net Investment Income..................................        6.61%                N/A

SENIOR INDEBTEDNESS:
Total Borrowing Outstanding (In thousands)...............     $440,000                -0-
Asset Coverage per $1,000 Unit of Senior Indebtedness
  (d)....................................................     $  3,835                N/A

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Total return based on common share market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the periods indicated.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d) Calculated by subtracting the Fund's total liabilities (not including the Borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

N/A=Not Applicable

See Notes to Financial Statements                                             31

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- JANUARY 31, 2008 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Dynamic Credit Opportunities Fund (the "Fund") is a statutory trust organized under the laws of the State of Delaware pursuant to an Agreement and Declaration of Trust dated March 15, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its investment objectives by opportunistically investing primarily in credit securities of issuers which operate in a variety of industries and geographic regions located throughout the world. The Fund will invest in a combination of (i) senior secured floating rate and fixed rate loans; (ii) second lien or other subordinated or unsecured floating rate loans or debt; (iii) other debt obligations, including high yield, high risk obligations; and (iv) structured products including collateralized debt and loan obligations. The Fund intends to borrow money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund's volatility.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Fund's loans and debt obligations are valued by the Fund following valuation guidelines established and periodically reviewed by the Fund's Board of Trustees. Under the valuation guidelines, loans and debt obligations for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, loans and debt obligations are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other loans and debt obligations are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by the Van Kampen Asset Management (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such loan. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the loans in the Fund's portfolio. The fair value of loans are reviewed and approved by the Fund's Valuation Committee and the Board of Trustees. Forward foreign currency contracts are valued using quoted foreign exchange rates. Credit default swaps are valued using market quotations obtained from brokers.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment. The Fund may invest in repurchase

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At January 31, 2008, the Fund had no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable loan or other debt obligation. Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable as the income is earned or capital gains are recorded. The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on January 31, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states.

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

    At January 31, 2008, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $1,862,320,496
                                                              ==============
Gross tax unrealized appreciation...........................  $  126,325,918
Gross tax unrealized depreciation...........................    (281,463,119)
                                                              --------------
Net tax unrealized depreciation on investments..............  $ (155,137,201)
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund intends to declare and pay monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually to its shareholders. Distributions from net realized gains for book purposes may include short term capital gains, which are included as ordinary income for tax purposes. For the period from June 26, 2007 (Commencement of Operations) to July 31, 2007, there were no distributions of income or gains paid.

    As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $6,420,930

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized on securities for tax purposes but not for book purposes.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

    Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide certain day-to-day investment management services to the Fund for an annual fee of 1.25% of the average daily managed assets. Average daily managed assets are defined as the average daily total asset value of the Fund minus the sum of accrued liabilities other than the aggregate amount of borrowings for investment purposes. The Adviser has entered into a subadvisory agreement with Avenue Europe International Management, L.P. (the "Subadviser"). Under the subadvisory agreement, the Adviser retains the Subadviser to manage that portion of the Fund's assets that are allocated to the Subadviser. The Adviser will pay the Subadviser an annual fee, payable monthly, in an amount equal to 1.25% of the portion of the managed assets of the Fund managed by the Subadviser.

    For the six months ended January 31, 2008, the Fund recognized expenses of approximately $253,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended January 31, 2008, the Fund recognized expenses of approximately $86,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the Accounting and CCO Employment agreements are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its Trustees who are not officers of Van Kampen. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is $2,500.

    At January 31, 2008, Van Kampen Investments Inc., an affiliate of the Adviser, owned 5,236 shares of common stock at an aggregate purchase price of $100,000.

3. CAPITAL TRANSACTIONS

For the six months ended January 31, 2008 and the period ended July 31, 2007, transactions were as follows:

                                                            SIX MONTHS ENDED    PERIOD ENDED
                                                              JANUARY 31,         JULY 31,
                                                                  2008              2007
Beginning Shares..........................................     74,005,236               -0-
Sales.....................................................            -0-        74,005,236
                                                               ----------        ----------
Ending Shares.............................................     74,005,236        74,005,236
                                                               ==========        ==========

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

    The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share. The Fund had no operations until June 26, 2007, other than matters relating to its organization and registration and sale and issuance to Van Kampen Investments Inc., an affiliate of the Adviser, of 5,236 shares of common stock at an aggregate purchase price of $100,000. The Adviser, on behalf of the Fund, will incur all of the Fund's organizational cost, estimated at $10,000. The Adviser also has agreed to pay the amount by which the offering costs of the Fund (other than the sales load) exceed $0.04 per share of the Fund's common shares. On June 26, 2007, the Fund sold 71,000,000 common shares in an initial public offering. Proceeds to the Fund were $1,355,500,000 after deducting underwriting commissions and estimated $600,000 of offering expenses. On July 23, 2007 the Fund sold 3,000,000 common shares, pursuant to an over allotment agreement with the underwriters for net proceeds of $57,300,000 after deducting underwriting commissions. For the six months ended January 31, 2008, the Fund incurred additional costs of $250,533 from the 2007 initial public offering.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $1,226,804,968 and $302,747,898, respectively.

5. COMMITMENTS

Pursuant to the terms of certain loan agreements, the Fund had unfunded loan commitments of approximately $29,199,108 as of January 31, 2008. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid loans as a reserve. The unrealized depreciation on these commitments of $2,248,801 as of January 31, 2008 is reported as "Unfunded Commitments" on the Statement of Assets and Liabilities.

6. BORROWINGS

The Fund has entered into a $750 million revolving credit and security agreement. This revolving credit agreement is secured by the assets of the Fund. In connection with this agreement, for the six months ended January 31, 2008, the Fund incurred fees of approximately $294,200. For the six months ended January 31, 2008, the average daily balance of borrowings under the revolving credit and security agreement was $267,764,228 with a weighted average interest rate of 5.14%.

7. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are specific types of derivative financial instruments used by the Fund.

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

A. FORWARD FOREIGN CURRENCY CONTRACTS Forward foreign currency contracts are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forward foreign currency contracts.

B. CREDIT DEFAULT SWAPS The Fund may enter into credit default swap contracts for hedging purposes or to gain exposure to a credit in which the Fund may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments, to the buyer in the event of an adverse credit event of the issuer. The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statements of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.

    If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Restricted cash, if any, for segregating purposes is shown on the Statement of Assets and Liabilities.

8. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. ACCOUNTING PRONOUNCEMENT

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- JANUARY 31, 2008 (UNAUDITED) continued

November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of January 31, 2008, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.

VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

CHRISTINA JAMIESON
Vice President

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

SUBADVISER

AVENUE-EUROPE INTERNATIONAL MANAGEMENT, L.P.
535 Madison Avenue, 15th Floor
New York, New York 10022

CUSTODIAN

STATE STREET BANK
AND FUND COMPANY
One Lincoln Street
Boston, Massachusetts 02111

TRANSFER AGENT

COMPUTERSHARE FUND COMPANY, N.A.
c/o Computershare Investor Services
P.O. Box 43078
Providence, Rhode Island 02940-3078

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, a amended.

  Van Kampen Dynamic Credit Opportunities Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Dynamic Credit Opportunities Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Dynamic Credit Opportunities Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                  1 Parkview Plaza - Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2008 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                                   VTASAN 3/08
    (VAN KAMPEN INVESTMENTS LOGO)                           IU08-01368P-Y01/08

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

 (b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(1)  Code of Ethics -- Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Dynamic Credit Opportunities Fund

By:   /s/ Ronald E. Robison
     ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: March 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Ronald E. Robison
     ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: March 20, 2008

By:  /s/ Stuart N. Schuldt
     ----------------------
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: March 20, 2008